Short-Term Bank Loans (Tables)	12 Months Ended
Dec. 31, 2017
Short-Term Bank Loans/Bank Note Payable [Abstract]
Schedule of short-term loans
		December 31, 2017	December 31, 2016
China Merchants Bank (“CMB”)	(1)	$3,074,000	$2,880,000
Beijing Bank (“BJB”)	(2)	4,611,000	2,854,666
Haikou United Bank (“HUB”)	(3)	122,960	-
Deferred financing costs		(267,579)	-
Total		$7,540,381	$5,734,666

(1)	On June 16, 2016, the Company’s subsidiary, Beijing REIT, entered into a line of credit agreement with CMB Beijing Huizhong Beili Branch to borrow an aggregate of RMB 20 million (approximately $2.88 million as of December 31, 2016) as working capital for one year with a due date on June 16, 2017. These loans borrowed under this line of credit agreement were fully repaid upon maturity. The Company subsequently renewed this line of credit with CMB to borrow the same amount of RMB 20 million as working capital for another year. The difference in the US dollar amounts is due to the change of exchange rates.

The loans borrowed under this line of credit agreement bear variable interest rates based on the prevailing interest rates set by the People’s Bank of China at the time of borrowing, plus 10 basis points. The effective rate is 5.655% per annum. These loans are guaranteed by the third-party guaranty company as well as by the Chairman and Chief Executive Officer of the Company.

(2)	In May, August, and December 2016, Beijing REIT entered into a series of loan agreements with BJB to borrow an aggregated of RMB 20.51 million ($2,854,666) as working capital for a period of six months to one year with annual interest rate of 4.785%. These loans have been repaid upon maturity. The loan was guaranteed by the third-party guaranty company as well as the principal shareholders of the Company.

In January, April, July and October 2017, Beijing REIT entered into new loan agreements with BJB to borrow an aggregated of RMB 30 million ($4,611,000) as working capital for a period of six months to one year with respective maturity dates. Three of these loans bear fixed interest rates ranging from 4.785% to 5.655% per annum and one bears a variable interest rate based on the prevailing interest rate set by the People’s Bank of China at the time of borrowing, plus 20 basis points with the effective rate of 5.22% per annum. All these loans are either guaranteed by a third-party guaranty company and/or the principal shareholders of the Company. Of these RMB 30 million loans borrowed in 2017, RMB 10 million ($1,537,000) have been repaid as of the date of this report. The remaining will be repaid upon their respective maturity date in 2018.

(3)	On January 24, 2017, the Company’s subsidiary, REIT Changjiang entered into a short-term bank loan agreement with Haikou United Bank to borrow RMB 1 million (approximately $153,700) as working capital for one year. The loan bears a fixed interest rate of 9% per annum. REIT Changjiang pledged its property with a carrying value of RMB 1.5 million as collateral. The loan is also guaranteed by the principal shareholders of the Company. During the year ended December 31, 2017, the Company repaid RMB 200,000 (approximately $30,740). The remaining loan has been fully repaid upon maturity in 2018.